Calvert

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June 30, 2002

Semi-Annual Report

Calvert First Government

Money Market Fund

Calvert First Government Money Market Fund

Table of Contents

President's Letter

1

Portfolio Manager Remarks

3

Statement of Net Assets

5

Statement of Operations

7

Statements of Changes

in Net Assets

8

Notes to

Financial Statements

10

Financial Highlights

13

Explanation of Financial Tables

18

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Dear Shareholders:

At present, contrary forces are the marketplace norm. During the past six months the U.S. economy has continued to expand. While the data has been positive, the market has been plagued by corporate scandals, causing stock prices to plummet as a result of imaginative or possibly fraudulent accounting. This has resulted in an extremely volatile market, further shaking consumer confidence.

Everyone agrees reforms in corporate governance are necessary and as of this writing, it looks like we will have significant accounting reform and oversight. We will closely monitor this situation and watch the impact of these new requirements. In spite of decreasing consumer confidence, low rates have helped fuel yet another round of refinancing in mortgages which supports consumer spending and economic growth.

Since our last report to you, interest rates remain at record lows and unemployment has increased slightly, remaining at just under 6%. The continuing corporate scandals increase the likelihood that the Fed will remain on the sidelines and take no action for the remainder of this year.

Keeping Investment Perspective

I remind investors that at times like this, when economic conditions and the global political situation are uncertain, it is particularly important to revisit portfolio holdings in view of personal goals, risk tolerance and investment time horizon.

Certainly equity markets remain extremely challenging and appear to be searching for a bottom. The volatility is encouraging investors toward fixed-income and treasuries, which is helping to drive rates lower.

Calvert continues to expand our broad range of fund options and we believe investors will find choices appropriate for a variety of strategies and for changing market conditions.

Change to Fund Auditors

In light of developments surrounding the Arthur Andersen accounting firm, the Boards of each of our Funds held a special meeting in early May and voted to approve a change in independent auditors to KPMG LLP. This change occurred several weeks before the United States government won its case against Arthur Andersen, which was found guilty of obstructing justice in the Enron probe.

Revisiting Shared Values

As you know, Calvert takes a long view and has a broad perspective on corporate performance. We are diligent in assessing not only financial practices but also other aspects of a company's operations. Within our socially screened funds, we are reviewing corporate governance guidelines, including director and auditor independence. Clearly, recent revelations have given us all a reason to look more closely at the broad range of corporate behaviors and to shine a brighter light on various corporate stakeholders.

We appreciate your investment in Calvert Funds and value your continued trust and confidence in us more than ever. As a result, we are encouraged to strive harder each and every day to support you in reaching your financial goals.

Sincerely,

Barbara J. Krumsiek

President and CEO

July 31, 2002

Tom Dailey is a member of the CAMCO portfolio management team.

Calvert First Government Money Market Fund seeks

to earn the highest possible yield consistent with safety, liquidity and preservation of capital.

Fund Information

asset allocation

taxable

money market

NASDAQ symbol

FVRXX

CUSIP number

131577-10-8

Calvert First Government Money Market Fund

How did the Fund perform compared to its benchmark?

For the six months ended June 30, 2002, the Fund's class O shares returned 0.64%, versus 0.59% for the Lipper Government Money Market Funds Average.

What was the investment climate?

While the economic data has been encouraging as the economy has continued to expand these past six months, the performance of the equity markets has offset the economy's forward impetus. The dramatic decline in the equity market is threatening to damage business and household confidence, corporate investment, and ultimately reduce wealth. Some economists have argued that forecasters may be too optimistic about the economic outlook given the considerable uncertainty at home and abroad. Therefore, the Fed's current monetary policy may be appropriate rather than accommodative. At the same time, the decline in the value of the dollar has fueled speculation that inflation could appear in the near future. Either way, the Fed has made it clear they have taken a wait-and-see attitude towards raising rates.

Misconduct at companies such as Adelphia, Enron, Imclone, Tyco, and WorldCom has called into question the integrity and ethical responsibility of business leaders and our corporate governance system. In addition, foreign investors are starting to lose confidence in U.S. capital markets. Corporate capital expenditures, which have been in a slump and have only recently shown signs of stabilizing, could again be cut as corporate executives become pessimistic about future prospects for earnings.

Everyone agrees reforms in corporate governance are needed. The question is what changes will restore confidence and integrity in corporations, boards, and financial statements? Several plans by the SEC, Congress, and the President are on the table. In the end, whatever plans are put into action, individual moral and ethical behavior will still be the underlying determinants of any plan's success.

What was your strategy during the period?

We continued to purchase in the short end of the money market yield curve. In doing so, we have positioned the Portfolio to take advantage of the rise in money market rates that will result when the Fed begins to tighten. As encouraging economic numbers started to roll in, the yield curve became positively sloped. Longer-term yields were higher than shorter-term yields and it was advantageous for us to buy longer-term securities. Believing the Fed would sit on the sidelines for a while, we selectively purchased longer notes so as to lock into attractive yields.

What is your outlook?

The consensus is that we won't see Fed tightening until the second half of 2003. It has been the CAMCO view since late last year that there was a reasonable chance that the Fed would be on the sidelines for a protracted period of time. The WorldCom event raises the probability that the Fed will do nothing for at least the remainder of the year, and this is consistent with our view. Forecasters predict that real GDP will accelerate and reduce unemployment. This outlook is consistent with monetary tightening. But, there has not been an upswing in inflation. Therefore, we expect the Fed to be patient given the possibility of additional accounting scandals, geopolitical unrest, and homeland security risks.

July 31, 2002

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 2002, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio

statistics

weighted average maturity
6.30.02	53 days
12.31.01	41 days

comparative month-end yields

Calvert MFR's
	First Government	Government Retail
	Money Market	Money Market
	Class O	Average
6.30.02	1.19%	1.17%
5.31.02	1.18%	1.18%
4.30.02	1.30%	1.22%
3.31.02	1.37%	1.23%
2.28.02	1.32%	1.28%
1.31.02	1.35%	1.34%
12.31.01	1.45%	1.50%

Class O

average annual

total return

as of 6.30.02
1 year	1.87%
5 year	4.33%
10 year	4.19%
inception	6.97%

(12.07.76)

Total returns assume reinvestment of dividends. Performance information represents the value of an investment in Class O shares. The value of an investment in Class B, C or T shares would be different. Past performance is no guarantee of future results. Source: Money Fund Vision98, iMoneyNet, Inc.

Statement of Net Assets

June 30, 2002
	Principal
Taxable Variable Rate Demand Notes - 47.3%	Amount	Value
Overseas Private Investment Corp:
1.76%, 4/1/14, BPA & GA: US Government	$28,800,000	$28,800,000
1.76%, 12/15/14, BPA & GA: US Government	25,000,000	25,000,000
1.76%, 1/15/15, BPA & GA: US Government	25,850,000	25,850,000
1.76%, 4/1/19, BPA & GA: US Government	5,000,000	5,000,000
Post Apartment Homes LP MFH Revenue, 1.84%, 7/15/29,
CA: FNMA	23,400,000	23,400,000
Rural Electric Coop Grantor Trust Certificates, 1.85%, 12/15/17,
TOA: JP Morgan Chase Bank	40,195,000	40,195,000

Total Taxable Variable Rate Demand Notes (Cost $148,245,000)		148,245,000

U.S. Government Agency Obligations - 44.7%
Fannie Mae, 6.75%, 8/15/02	10,000,000	10,037,897
Fannie Mae, Discount Notes, 1.90%, 7/1/02	51,600,000	51,600,000
Federal Farm Credit Bank, Discount Notes, 2.56%, 3/12/03	5,000,000	4,909,689
Federal Home Loan Bank:
6.00%, 8/15/02	11,000,000	11,054,702
2.27%, 2/21/03	5,000,000	5,000,000
2.55%, 4/25/03	10,000,000	10,000,000
4.50%, 4/25/03	10,000,000	10,153,980
2.60%, 7/3/03	10,000,000	10,000,000
4.50%, 7/7/03	5,000,000	5,100,011
2.235%, 7/25/03	5,000,000	5,000,000
Federal Home Loan Bank, Discount Notes:
3.36%, 8/12/02	5,000,000	4,980,400
2.31% 10/11/02	10,000,000	9,934,550
Freddie Mac, Discount Notes, 2.05%, 11/7/02	2,500,000	2,481,635

Total U.S. Government Agency Obligations (Cost $140,252,864)		140,252,864

Repurchase Agreements - 12.0%
State Street Bank, 1.92%, dated 6/28/02, due 7/1/02
(Repurchase proceeds $37,706,032)
(Collateral: $38,836,063, Federal Home Loan Bank, 5.125%, 10/15/03)	37,700,000	37,700,000

Total Repurchase Agreements (Cost $37,700,000)		37,700,000

TOTAL INVESTMENTS (Cost $326,197,864) - 104.0%		326,197,864
Other assets and liabilities, net - (4.0)%		(12,563,385)
Net Assets - 100.0%		$313,634,479

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized
Class O: 215,917,054 shares outstanding	$215,636,147
Class B: 2,032,179 shares outstanding	2,032,123
Class C: 1,186,342 shares outstanding	1,186,260
Class T: 94,786,375 shares outstanding	94,774,371
Undistributed net investment income	4,695
Accumulated net realized gain (loss) on investments	883

Net Assets	$313,634,479

Net Asset Value Per Share
Class O (based on net assets of $215,625,401)	$1.00
Class B (based on net assets of $2,031,886)	$1.00
Class C (based on net assets of $1,186,212)	$1.00
Class T (based on net assets of $94,790,980)	$1.00

Abbreviations:

BPA: Bond Purchase Agreement

CA: Collateral Agreement

FNMA: Federal National Mortgage Association

GA: Guaranty Agreement

MFH: Multi-Family Housing

TOA: Tender Option Agreement

See notes to financial statements.

Statement of Operations

Six Months ended June 30, 2002
Net Investment Income
Investment Income:
Interest income	$3,149,259

Expenses:
Investment advisory fee	388,220
Transfer agency fees and expenses	236,014
Distribution plan expenses:
Class B	8,686
Class C	5,133
Class T	112,767
Trustees' fees and expenses	10,847
Accounting fees	23,240
Administrative fees:
Class O	271,998
Class B	2,172
Class C	1,283
Class T	112,767
Custodian fees	19,339
Registration fees	22,505
Reports to shareholders	41,793
Professional fees	6,134
Miscellaneous	10,914
Total expenses	1,273,812
Reimbursement from Advisor:
Class B	(3,322)
Class C	(3,996)
Fees paid indirectly	(8,312)
Net expenses	1,258,182

Net Investment Income	1,891,077

Realized Gain (Loss) on Investments
Net realized gain (loss)	883

Increase (Decrease) in Net Assets
Resulting from Operations	$1,891,960

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$1,891,077	$11,193,308
Net realized gain (loss)	883	36,409

Increase (Decrease) in Net Assets Resulting from Operations	1,891,960	11,229,717

Distributions to shareholders from
Net investment income:
Class O shares	(1,398,237)	(7,527,374)
Class B shares	(723)	(11,953)
Class C shares	(494)	(13,931)
Institutional Class shares	-	(341,164)
Class T shares	(513,472)	(3,287,168)
Net realized gain:
Class O shares	-	(2,168)
Class B shares	-	(16)
Class C shares	-	(17)
Class T shares	-	(878)
Total distributions	(1,912,926)	(11,184,669)
Capital share transactions:
Shares sold:
Class O shares	91,066,452	187,672,791
Class B shares	1,414,393	2,393,238
Class C shares	715,665	2,227,881
Institutional Class shares	-	54,500,291
Class T shares	38,301,889	83,002,125
Reinvestment of distributions:
Class O shares	1,350,186	7,432,937
Class B shares	627	11,514
Class C shares	445	13,744
Institutional Class shares	-	346,119
Class T shares	507,396	3,330,295
Shares redeemed:
Class O shares	(104,039,705)	(191,346,028)
Class B shares	(1,281,035)	(900,538)
Class C shares	(1,266,366)	(953,395)
Institutional Class shares	-	(63,031,240)
Class T shares	(37,282,366)	(91,781,376)
Total capital share transactions	(10,512,419)	(7,081,642)

Total Increase (Decrease) in Net Assets	(10,533,385)	(7,036,594)

Net Assets
Beginning of period	324,167,864	331,204,458
End of period (including undistributed net investment income
of $4,695 and $26,544, respectively)	$313,634,479	$324,167,864

See notes to financial statements.

	Six Months Ended	Year Ended
	June 30,	December 31,
Capital Share Activity	2002	2001
Shares sold:
Class O shares	91,066,419	187,672,789
Class B shares	1,414,394	2,393,238
Class C shares	715,665	2,227,881
Institutional Class shares	-	54,500,291
Class T shares	38,301,889	83,002,125
Reinvestment of distributions:
Class O shares	1,350,186	7,432,937
Class B shares	627	11,514
Class C shares	446	13,743
Institutional Class shares	-	343,941
Class T shares	507,396	3,330,295
Shares redeemed:
Class O shares	(104,039,706)	(191,344,563)
Class B shares	(1,281,035)	(900,527)
Class C shares	(1,266,366)	(953,383)
Institutional Class shares	-	(63,031,240)
Class T shares	(37,282,366)	(91,780,763)
Total capital share activity	(10,512,451)	(7,081,722)

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares of beneficial interest. A fifth class of shares (Institutional Class) ceased operations on December 20, 2001. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Group Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan. Class T shares are sold to investors with brokerage accounts at The Advisors Group, Inc. Class T shares are sold with no front-end sales charge at the time of purchase and no back-end load when they are redeemed, and are subject to Distribution Plan expenses.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities are valued at amortized cost which approximates market.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $115,267 was payable at period end.

The Advisor contractually reimbursed the Fund for expenses of $7,318 for the six months ended June 30, 2002.

The Advisors Group, Inc., ("TAG"), also a wholly-owned subsidiary of Ameritas Acacia, is a broker-dealer. TAG offers Class T shares as a sweep account for its brokerage customers.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class B, Class C, and Class T pay an annual rate of .25%, based on their average daily net assets. Under the terms of the agreement, $63,811 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B, C and T shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.0% annually of average daily net assets of Class B and Class C and .25% of average daily net assets of Class T. Under the terms of the agreement, $21,430 was payable at period end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $82,897 for the six months ended June 30, 2002. Under terms of the agreement, $13,379 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C - Investment Activity

The cost of investments owned at June 30, 2002 for federal income tax purposes was $326,197,864.

The Fund may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2002, purchases and sales transactions were $844,475,000 and $856,885,000, respectively.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund's average daily balance of these borrowings outstanding during the six months ended June 30, 2002 was $12,320 at a weighted average interest rate of 2.22%. The maximum amount of these borrowings outstanding during the six months ended June 30, 2002 was $726,798 during May 2002. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2002.

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
Class O Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.006	.034	.056
Distributions from
Net investment income	(.006)	(.034)	(.056)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	.64%	3.45%	5.71%
Ratios to average net assets:
Net investment income	1.28% (a)	3.39%	5.55%
Total expenses	.76% (a)	.77%	.77%
Expenses before offsets	.76% (a)	.77%	.77%
Net expenses	.75% (a)	.76%	.75%
Net assets, ending (in thousands)	$215,625	$227,259	$223,437

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	1999	1998	1997
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.043	.048	.049
Distributions from
Net investment income	(.043)	(.048)	(.049)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	4.38%	4.93%	5.00%
Ratios to average net assets:
Net investment income	4.28%	4.82%	4.88%
Total expenses	.82%	.81%	.82%
Expenses before offsets	.82%	.81%	.82%
Net expenses	.81%	.79%	.80%
Net assets, ending (in thousands)	$229,754	$246,019	$232,025

Financial Highlights
		Periods Ended
	June 30,	December 31,	December 31,
Class B Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	.021	.043
Distributions from
Net investment income	**	(.021)	(.043)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	.04%	2.15%	4.38%
Ratios to average net assets:
Net investment income	.03% (a)	1.57%	4.33%
Total expenses	2.39% (a)	3.27%	5.83%
Expenses before offsets	2.01% (a)	2.01%	2.07%
Net expenses	2.00% (a)	2.00%	2.00%
Net assets, ending (in thousands)	$2,032	$1,898	$394

	Periods Ended
	December 31,	December 31,
Class B Shares	1999	1998(caret)
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.031	.027
Distributions from
Net investment income	(.031)	(.027)
Net asset value, ending	$1.00	$1.00

Total return	3.11%	2.72%
Ratios to average net assets:
Net investment income	3.18%	3.28%(a)
Total expenses	8.09%	36.93%(a)
Expenses before offsets	2.02%	2.02%(a)
Net expenses	2.00%	2.00%(a)
Net assets, ending (in thousands)	$420	$74

Financial Highlights

		Periods Ended
	June 30,	December 31,	December 31,
Class C Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	**	.021	.043
Distributions from
Net investment income	**	(.021)	(.043)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	.05%	2.18%	4.39%
Ratios to average net assets:
Net investment income	.02% (a)	1.82%	4.25%
Total expenses	2.78% (a)	3.16%	3.60%
Expenses before offsets	2.01% (a)	2.03%	2.03%
Net expenses	2.00% (a)	2.00%	2.00%
Net assets, ending (in thousands)	$1,186	$1,737	$449

	Periods Ended
	December 31,	December 31,
Class C Shares	1999	1998(caret)(caret)
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.031	.020
Distributions from
Net investment income	(.031)	(.020)
Net asset value, ending	$1.00	$1.00

Total return	3.12%	2.06%
Ratios to average net assets:
Net investment income	3.22%	3.35%(a)
Total expenses	4.75%	8.46%(a)
Expenses before offsets	2.02%	2.02%(a)
Net expenses	2.00%	2.00%(a)
Net assets, ending (in thousands)	$1,056	$339

Financial Highlights

	Periods Ended
	December 20,	December 31,
Institutional Class Shares	2001#	2000
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.037	.060
Distributions from
Net investment income	(.037)	(.060)
Net asset value, ending	$1.00	$1.00

Total return	3.72%	6.11%
Ratios to average net assets:
Net investment income	3.65% (a)	5.84%
Total expenses	.49% (a)	.46%
Expenses before offsets	.47% (a)	.39%
Net expenses	.46% (a)	.37%
Net assets, ending (in thousands)	$0	$8,204

	Periods Ended
	December 31,	December 31,
Institutional Class Shares	1999	1998(caret)(caret)(caret)
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.047	.015
Distributions from
Net investment income	(.047)	(.015)
Net asset value, ending	$1.00	$1.00

Total return	4.84%	1.49%
Ratios to average net assets:
Net investment income	4.72%	4.95%(a)
Total expenses	.50%	.43%(a)
Expenses before offsets	.38%	.34%(a)
Net expenses	.37%	.32%(a)
Net assets, ending (in thousands)	$19,679	$20,128

Financial Highlights
	Periods Ended
	June 30,	December 31,
Class T Shares	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.006	.032
Distributions from
Net investment income	(.006)	(.032)
Net asset value, ending	$1.00	$1.00
Total return	.57%	3.28%
Ratios to average net assets:
Net investment income	1.12% (a)	3.29%
Total expenses	.92% (a)	.93%
Expenses before offsets	.92% (a)	.93%
Net expenses	.92% (a)	.92%
Net assets, ending (in thousands)	$94,791	$93,274

	Periods Ended
	December 31,	December 31,
Class T Shares	2000	1999(caret)(caret)(caret)(caret)
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.05	.035
Distributions from
Net investment income	(.05)	(.035)
Net asset value, ending	$1.00	$1.00
Total return	5.54%	3.59%
Ratios to average net assets:
Net investment income	5.40%	4.29%(a)
Total expenses	.93%	.95%(a)
Expenses before offsets	.93%	.95%(a)
Net expenses	.91%	.94%(a)
Net assets, ending (in thousands)	$98,720	$100,778

(a) Annualized

(caret) From April 1,1998 inception.

(caret)(caret) From June 1, 1998 inception.

(caret)(caret)(caret) From September 16, 1998 inception.

(caret)(caret)(caret)(caret) From March 1, 1999 inception.

# Institutional Class ceased operations on December 20, 2001.

** Net investment income and distributions were less than $.001 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Calvert First Government Money Market Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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